HIGH INCOME
                              Opportunity Fund Inc.


                                                          Semi Annual Report
                                                          March 31, 1997

---------------------------------
High Income Opportunity Fund Inc.
---------------------------------

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the High Income Opportunity Fund Inc. ("Fund") for the period ended March 31, 1997. Over the past six months, the Fund paid dividends totaling $0.56 per share. The table below shows the annualized distribution rates and six-month total returns for the Fund based on its March 31, 1997 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price.

                Price            Annualized         Six-Month
              Per Share       Distribution Rate   Total Return
            -------------     -----------------   ------------
             $11.74 (NAV)           9.51%            5.06%
             $11.75 (NYSE)          9.50%            7.16%

According to Lipper Analytical Services Inc., an independent fund tracking organization, the Fund's six-month total return on NAV of 5.06%, compares favorably to the average total return on NAV of 4.64% for closed-end high yield bond funds during the same time period. The Fund was able to generate these positive results without the use of financial leverage, which is employed by many closed-end high yield bond funds. While financial leverage may tend to boost a fund's total returns during market rallies, it can also undermine total returns during market declines.

Market and Economic Overview

After a rather difficult three quarters in 1996, the fixed income markets began to rally in the fourth quarter of 1996, with strong performance gains by investment grade bonds and U.S. Treasury bonds. An apparent slowdown in U.S. economic growth over the fourth quarter of 1996, combined with favorable inflation data, helped to bolster the domestic fixed income markets. The bond market rally was also fueled by the Federal Reserve Board's ("Fed") decision to remain on the sidelines and not raise interest rates. However, since early December, renewed inflation fears caused interest rates to rise. In retrospect, fourth quarter economic growth was relatively strong, but the overall rate of inflation remained well behaved.

In the first quarter of 1997 the U.S. economy has remained strong with only a modest upturn in inflation. However, Fed Chairman Alan Greenspan began voicing concern over continued strong economic growth in the first quarter and the potential for higher inflation if the economy were to further strengthen in the first quarter of 1997. Consequently, the Fed raised short-term interest rates by a modest 0.25% (25 basis points) in March to slow down economic growth and prevent any increase in inflationary pressures over the upcoming months. In our opinion, the Fed Chairman's public comments and subsequent actions have accentuated a widespread sell-off in both the equity and bond markets that began earlier this year. Despite Mr. Greenspan's concerns over potentially higher inflation, many government reports have indicated that inflation has remained well contained during the first three months of 1997.

Over the past year, the high yield bond market has generally outperformed the more interest-rate sensitive, longer-maturity Treasury and investment grade bond markets. Specifically, the better quality issues (BB/Ba and B/B rated) turned in the strongest performance since these issues tend to be less vulnerable to market volatility than lower-quality issues. In addition, over the past few weeks the equity market has begun to weaken at a rate faster than the bond market. Since the lower-quality high-yield issues tend to trade more closely with the stock market, we expect further underperformance versus the better quality issues, especially if the equity market continues to trade down. In fact, in recent weeks, the equity market has experienced greater volatility. However, because of the Fund's relatively conservative investment philosophy, we tend to avoid the lower-quality high-yield issues and that has helped its relative performance.

As we have stated, the Fund's total performance over the past six months has generally been much better than other types of domestic bonds. During 1996, many investors, who had become dissatisfied with the modest returns and extreme price swings in the U.S. Treasury market, began investing more money into the high yield bond market. In fact, during 1996 alone, over $15 billion flowed into open-end high-yield bond mutual funds, with another $4 billion invested during the first quarter of 1997. At the same time, greater numbers of institutional investors such as insurance companies and municipal and corporate pension fund managers have invested more of their assets in the high yield bond market, particularly the better-quality issues.

Given the relatively strong performance of the high yield bond market compared to U.S. Treasuries during 1996, high yield bond premiums were roughly 100 basis points tighter than they were at the beginning of 1996. In our opinion, this narrowing of yields reflects a strong demand for high yield bonds and investor expectations of a strong economy. In retrospect, the high yield bond market had become overvalued in light of the Fed's decision to raise interest rates in March. In simple terms, the economy and financial markets, which were relatively benign, have become more hostile for financial assets and as a result, the high yield bond market has begun to underperform the U.S. Treasuries and investment grade corporate bonds. We would not be surprised to see yield spreads widen back to their historical averages, especially if the Federal Reserve raises short-term interest rates further.

We expect increased market volatility to continue over the near term. While we believe the Federal Reserve will probably raise short-term interest rates further in the coming months, we still expect the economy to grow moderately over the near future with no serious threat of either an increase in inflation or an economic recession. We remain convinced the Fed can successfully engineer an economic slowdown and effectively keep inflation under control. Nevertheless, issue selectivity has become even more important when seeking investment ideas given the fact the market is fully valued and the uncertainty over the future direction of the U.S. economy and Federal Reserve monetary policy.

Portfolio Strategy

While our near-term outlook for the high yield bond market is cautious, we remain optimistic about the market's total return prospects in the second half of 1997. We anticipate a gradual decline in interest rates as economic activity moderates and inflation remains subdued. In a moderately growing economy, stronger high yield companies should outperform. These companies tend to be in industries that continue to benefit from new technology.

We have found many attractive growth opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Fund is overweighted in these areas. Some of the issues that we continue to favor include Time Warner Inc. (entertainment and media), Brooks Fiber (alternate local telecommunications provider), Teleport Communications Group (telecommunications), and Parker Drilling Company (international contract drilling). All of these companies continue to generate improving results either through increased market share, improved internal cost controls, or a combination of both.

We still firmly believe that over a full ten-year economic cycle the better-quality high-yield issues offer superior risk-adjusted returns and lower default risk relative to lower-quality issues. Considering the trend toward greater industry competition and little pricing power in most sectors of the domestic economy, we believe our prudent approach to high yield bond investing should generate consistently positive returns in 1997. We therefore will continue to avoid areas of the economy that are experiencing weak growth trends as well as heavy industry competition. In addition, we will continue to place more emphasis on higher-quality issues and avoid or eliminate the weaker, lower-tier issues. During the past year, we sold our investments in Harvard Industries, Inc. (automotive components), Moblemedia (telecommunications), Metrocall, Inc. (telecommunications), and Mobile Telecommunications Technologies Corp. (wireless messaging), because of their deteriorating results.

Given the shift in Fed policy, we have raised cash reserves in the Fund's portfolio to a 7% to 10% level to be better positioned for potential investment opportunities. Moreover, because of concerns over increased market volatility, we have kept the Fund's average weighted maturity below eight years. We believe this maturity range should help to limit the Fund's net asset value volatility if interest rates move higher.

Outlook

In our opinion, the U.S. economy should grow solidly at least through the first half of 1997. Given our expectations for continued economic growth with greater interest rate volatility, our outlook on the bond market as a whole is somewhat more cautious. As investors attempt to sort out the confusion over economic growth, inflation and Fed monetary policy, we expect higher volatility with respect to intermediate- and long-term interest rates over the first half of 1997. However, we believe the Fund is well positioned to weather this expected market uncertainty.

In closing, thank you for investing in the High Income Opportunity Fund Inc. We look forward to continuing to help you achieve your investment goals. Should you have any questions about your investment in the Fund, please call First Data Investor Services Group, Inc. at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon          /s/ John C. Bianchi

Heath B. McLendon              John C. Bianchi, CFA
Chairman                       Vice President

May 2, 1997

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited)                              March 31, 1997
--------------------------------------------------------------------------------

      FACE
     AMOUNT    RATING              SECURITY                                                      VALUE
==========================================================================================================
CORPORATE BONDS AND NOTES -- 91.1%
==========================================================================================================
 Aerospace/Defense -- 1.9%
   $ 6,725,000   BB   Airplanes Pass Through Trust, Corporate Collateralized
                         Mortgage Obligation, Series D, 10.875% due 3/15/19                    $ 7,404,158
     4,415,000   B    Howmet Corp., Sr. Sub. Notes, 10.000% due 12/1/03                          4,751,644
     2,325,000   B    UNC Inc., Sr. Sub. Notes, 11.000% due 6/1/06+                              2,726,063
----------------------------------------------------------------------------------------------------------
                                                                                                14,881,865
----------------------------------------------------------------------------------------------------------
 Banks/Savings and Loans -- 3.1%
     4,750,000   B    Amresco Inc., Sr. Notes, 10.000% due 3/15/04                               4,750,000
    13,150,000   B    First Nationwide Holdings, Sr. Notes, 12.500% due 4/15/03                 14,399,250
     3,900,000   B+   Imperial Credit Industries Inc., Sr. Notes,
                         9.875% due 1/15/07+                                                     3,870,750
     1,000,000   B+   Ocwen Financial Corp., Sr. Notes, 11.875% due 10/1/03                      1,110,000
----------------------------------------------------------------------------------------------------------
                                                                                                24,130,000
----------------------------------------------------------------------------------------------------------
 Broadcasting - TV, Cable, and Radio -- 22.7%
     1,700,000   NR   All American Communications Inc., Sr. Sub. Notes,
                         10.875% due 10/15/01                                                    1,702,125
     3,575,000   B-   Allbritton Communications Corp., Sr. Sub. Debentures,
                         11.500% due 8/15/04                                                     3,807,375
     4,500,000   CCC+ Australis Holdings, Sr. Sub. Discount Notes, step bond
                         to yield 15.001% due 11/1/02                                            2,773,125
    16,425,000   CCC  Australis Media Ltd., Sr. Sub. Discount Notes, step bond
                         to yield 12.675% due 5/15/03                                           10,019,250
                      Bell Cablemedia, Sr. Discount Notes:
    16,275,000   BB-    Step bond to yield 12.096% due 7/15/04                                  13,996,500
     6,125,000   BB-    Step bond to yield 11.492% due 9/15/05                                   4,900,000
                      Cablevision Systems Corp., Sr. Sub. Debentures:
    10,775,000   B      10.750% due 4/1/04                                                      11,098,250
     9,200,000   B      9.875% due 2/15/13                                                       9,027,500
     5,025,000   B      10.500% due 5/15/16                                                      5,125,500
    12,500,000   B    Comcast UK Cable, Sr. Unsecured Discount Debentures,
                         step bond to yield 11.392% due 11/15/07                                 8,531,250
     4,500,000   B    Globalstar L.P., Sr. Sub. Notes, 11.375% due 2/15/04+                      4,488,750
                      Globo Communicacoes, Debentures:
     3,500,000   NR     Series A, 9.875% due 12/20/04                                            3,521,875
     3,500,000   NR     Series B, 10.500% due 12/20/06                                           3,552,500
    10,600,000   B    Marcus Cable Capital Corp., Sr. Discount Notes,
                         step bond to yield 11.628% due 8/1/04                                   8,559,500
     3,275,000   BB   Multicanal S.A., Sr. Sub. Notes, 10.500% due 2/1/07+                       3,275,000
                      Rogers Cablesystems, Sr. Secured Second Priority:
     4,400,000   BB+    Debentures, 10.000% due 12/1/07                                          4,614,500
     5,450,000   BB+    Debentures, 9.650% due 1/15/14                                           3,846,362
     7,000,000   BB-    Sr. Sub. Debentures, 11.000% due 12/1/15                                 7,481,250
    10,315,000   BB-  Rogers Communications, Sr. Debentures,
                         10.875% due 4/15/04                                                    10,766,281

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited) (continued)                  March 31, 1997
--------------------------------------------------------------------------------

      FACE
     AMOUNT    RATING              SECURITY                                                      VALUE
==========================================================================================================
 Broadcasting - TV, Cable, and Radio -- 22.7% (continued)
   $ 3,950,000   BB-  SCI Television Inc., Sr. Secured Notes,
                         11.000% due 6/30/05                                                   $ 4,152,438
     6,350,000   B-   SFX Broadcasting, Sr. Sub. Notes, 10.750% due 5/15/06                      6,699,250
    11,825,000   BB   Telewest Communications PLC, Sr. Discount Debentures,
                         step bond to yield 11.129% due 10/1/07                                  7,922,750
     3,625,000   B    TV Azteca SA De CV, Sr. Sub. Notes, 10.500% due 2/15/07+                   3,561,563
    11,550,000   B3*  United International Holdings Inc., Australia/Pacific,
                         Sr. Discount Debentures, step bond to yield
                         14.000% due 5/15/06                                                     5,904,938
                      United International Holdings Inc.,
                         Sr. Secured Discount Notes:
     8,300,000   B-       Zero coupon to yield 12.300% due 11/15/99                              6,007,125
     6,875,000   B-       Zero coupon to yield 12.720% due 11/15/99                              4,975,781
                      Videotron Holdings PLC:
     5,425,000   B+     Sr. Discount Notes, step bond to yield 11.262%
                           due 8/15/05                                                           4,340,000
     4,250,000   BB+    Sr. Sub. Notes, 10.250% due 10/15/02                                     4,510,313
     2,600,000   BB+  Videotron (Le Groupe), Sr. Notes, 10.625% due 2/15/05                      2,866,500
     4,600,000   B-   Wireless One Inc., Sr. Notes, 13.000% due 10/15/03                         2,800,250
     2,650,000   B    Young Broadcasting, Sr. Sub. Notes,
                         11.750% due 11/15/04                                                    2,868,625
----------------------------------------------------------------------------------------------------------
                                                                                               177,696,426
----------------------------------------------------------------------------------------------------------
 Building/Construction -- 0.3%
     2,650,000   BB-  American Standard Inc., Sr. Debentures,
                         11.375% due 5/15/04                                                     2,795,750
----------------------------------------------------------------------------------------------------------
 Chemicals -- 4.9%
     9,650,000   B-   Haynes International Inc., Sr. Notes, 11.625% due 9/1/04                  10,385,813
                      NL Industries, Sr. Secured Notes:
     5,000,000   B      11.750% due 10/15/03                                                     5,275,000
     4,675,000   B      Step bond to yield 12.524% due 10/15/05                                  4,207,500
     5,975,000   BB   Pt. Polysindo Eka Perkasa, Sr. Secured Notes,
                         13.000% due 6/15/01                                                     6,744,281
     7,350,000   B+   Terra Industries, Inc., Sr. Notes, 10.500% due 6/15/05                     7,901,250
     3,850,000   B    Texas Petrochemical Corp., Sr. Sub. Notes,
                         11.125% due 7/1/06+                                                     4,042,500
----------------------------------------------------------------------------------------------------------
                                                                                                38,556,344
----------------------------------------------------------------------------------------------------------
 Consumer Durables -- 1.5%
    14,725,000   B+   International Semi-Tech Corp., Sr. Secured Discount Notes,
                         step bond to yield 10.398% due 8/15/03                                  8,246,000
     3,104,000   B-   TAG-Heuer International, Inc., Sr. Sub. Notes,
                         12.000% due 12/15/05+                                                   3,515,280
----------------------------------------------------------------------------------------------------------
                                                                                                11,761,280
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited) (continued)                  March 31, 1997
--------------------------------------------------------------------------------

      FACE
     AMOUNT    RATING              SECURITY                                                      VALUE
==========================================================================================================
 Diversified/Conglomerate Manufacturing -- 2.0%
   $ 3,000,000   B-   Alvey Systems Inc., Sr. Sub. Notes,
                         11.375% due 1/31/03                                                   $ 3,116,250
     4,325,000   B3*  Interlake Corp., Sr. Sub. Notes, 12.125% due 3/1/01                        4,514,219
     4,500,000   BBB  Intertek Finance, 10.250% due 11/1/06+                                     4,567,500
     3,725,000   B    Unifrax Investment Corp., Sr. Notes,
                         10.500% due 11/1/03                                                     3,799,500
----------------------------------------------------------------------------------------------------------
                                                                                                15,997,469
----------------------------------------------------------------------------------------------------------
 Diversified/Conglomerate Services -- 0.5%
     3,925,000   B-   Outsourcing Solutions, Sr. Sub. Notes,
                         11.000% due 11/1/06+                                                    4,140,875
----------------------------------------------------------------------------------------------------------
Electric Utilities -- 1.3%
     7,275,000   B    Calpine Corp., Sr. Notes, 10.500% due 5/15/06+                             7,802,438
     1,950,581   BB-  Midland Cogeneration Venture Limited Partnership,
                         Midland Funding, Debentures, Sr. Secured Lease
                         Obligation Bond, Series C, 10.330% due 7/23/02                          2,072,493
----------------------------------------------------------------------------------------------------------
                                                                                                 9,874,931
----------------------------------------------------------------------------------------------------------
 Electrical Equipment -- 0.4%
     3,400,000   B    Goss Graphic Systems, Sr. Sub. Notes,
                         12.000% due 10/15/06                                                    3,570,000
----------------------------------------------------------------------------------------------------------
 Electronics/Computers -- 4.2%
     4,225,000   B    Celestica International, Sr. Sub. Notes,
                         10.500% due 12/31/06+                                                   4,547,156
     5,525,000   B    Fairchild Semiconductor Corp., Sr. Sub. Notes,
                         10.125% due 3/15/97+                                                    5,538,813
     4,725,000   B-   Graphic Controls Corp., Sr. Sub. Notes,
                         12.000% due 9/15/05                                                     5,197,500
                      Unisys Corp., Sr. Notes:
     7,925,000   B+     12.000% due 4/15/03                                                      8,450,031
     8,700,000   B+     11.750% due 10/15/04                                                     9,156,750
----------------------------------------------------------------------------------------------------------
                                                                                                32,890,250
----------------------------------------------------------------------------------------------------------
 Food -- 0.9%
     3,825,000   BB-  TLC Beatrice Inc., Sr. Secured Notes,
                         11.500% due 10/1/05                                                     4,102,313
     2,335,000   B-   Van de Kamp Inc., Sr. Sub. Notes, 12.000% due 9/15/05                      2,574,338
----------------------------------------------------------------------------------------------------------
                                                                                                 6,676,651
----------------------------------------------------------------------------------------------------------
 Grocery/Convenience Stores -- 1.0%
     7,485,000   B-   Pathmark Stores Inc., Sub. Notes, 12.625% due 6/15/02                      7,775,044
----------------------------------------------------------------------------------------------------------
 Healthcare -- 2.1%
     6,600,000   B    Magellan Health Services, Sr. Sub. Notes,
                         11.250% due 4/15/04                                                     7,301,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited) (continued)                  March 31, 1997
--------------------------------------------------------------------------------

      FACE
     AMOUNT    RATING              SECURITY                                                      VALUE
==========================================================================================================
 Healthcare -- 2.1% (continued)
                      Tenet Healthcare Corp. Sr. Sub. Notes:
   $ 4,000,000   Ba1*   8.000% due 1/15/97                                                     $ 3,960,000
     5,000,000   Ba3*   8.625% due 1/15/97                                                       4,993,750
----------------------------------------------------------------------------------------------------------
                                                                                                16,255,000
----------------------------------------------------------------------------------------------------------
 Hotel, Casinos and Gaming -- 3.3%
     2,500,000   B    Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                           2,825,000
     5,375,000   B-   Courtyard by Marriott, Sr. Secured Notes,
                         10.750% due 2/1/08                                                      5,670,625
     3,775,000   BB   Grand Casinos Inc., Sr. Sub. Notes, 10.125% due 12/1/03                    3,737,250
     5,125,000   NR   Mohegan Tribal Gaming Authority,
                         Sr. Secured  Notes, 13.500% due 11/15/02                                6,745,781
     5,750,000   B    Showboat Inc., Sr. Sub. Notes, 13.000% due 8/1/09                          6,569,375
----------------------------------------------------------------------------------------------------------
                                                                                                25,548,031
----------------------------------------------------------------------------------------------------------
 Industrial -- 2.3%
     1,850,000   B+   Anchor Advance Products, Sr. Sub. Notes,
                         11.750% due 1/1/04+                                                     1,863,875
     4,325,000   B-   Innova S De R.L., Sr. Sub. Notes, 12.875% due 4/1/07+                      4,281,750
    10,550,000   B-   Terex Corp., Sr. Sub. Notes, 13.250% due 5/15/02                          11,539,063
----------------------------------------------------------------------------------------------------------
                                                                                                17,684,688
----------------------------------------------------------------------------------------------------------
 Leisure -- 0.4%
     3,985,000   B    Remington Arms Co., Inc., Sr. Sub. Notes, 9.500%
                         due 12/1/03 (Current penalty coupon 10.000%)+                           3,217,888
----------------------------------------------------------------------------------------------------------
 Metals/Mining -- 3.3%
       451,000   B    Algoma Steel Inc., Sr. Secured Notes,
                         12.375% due 7/15/05                                                       486,674
     3,825,000   B-   Commonwealth Aluminum Co., Sr. Sub. Notes,
                         10.750% due 10/1/06+                                                    3,978,000
       650,000   BB-  Echo Bay Mines, Sr. Sub. Notes, 11.000% due 4/1/27                           653,250
     5,500,000   B-   Ivex Holdings Corp., Sr. Discount Debentures,
                         step bond to yield 12.822% due 3/15/05                                  4,372,500
     6,325,000   B-   Kaiser Aluminum and Chemical, Sr. Sub. Notes,
                         12.750% due 2/1/03                                                      6,831,000
     3,600,000   B    Russel Metals, Sr. Notes, 10.250% due 6/15/00                              3,618,000
     5,495,000   BB-  UCAR Global Enterprises Inc., Sr. Sub. Notes,
                         12.000% due 1/15/05                                                     6,223,088
----------------------------------------------------------------------------------------------------------
                                                                                                26,162,512
----------------------------------------------------------------------------------------------------------
 Oil and Natural Gas -- 7.0%
     6,950,000   B+   Clark R&M Holdings, Sr. Notes, zero coupon bond to yield
                         10.400% due 2/15/00                                                     5,082,188
     7,250,000   B+   Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                             7,395,000
     6,925,000   B+   Dawson Production Services, Sr. Sub. Notes,
                         9.375% due 2/1/07                                                       6,890,375

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited) (continued)                  March 31, 1997
--------------------------------------------------------------------------------

      FACE
     AMOUNT    RATING              SECURITY                                                      VALUE
==========================================================================================================
 Oil and Natural Gas -- 7.0% (continued)
   $ 3,950,000   Caa* Deeptech International, Sr. Sub. Notes,
                         12.000% due 12/15/00                                                  $ 4,177,125
     1,825,000   B    Forcenergy Inc., Sr. Sub. Notes, 8.500% due 2/15/07+                       1,706,375
     6,650,000   BB-  Global Marine, Sr. Secured Notes,
                         12.750% due 12/15/99                                                    7,049,000
     3,725,000   B+   Kelley Oil & Gas Corp., Sr. Guaranteed Notes,
                         10.375% due 10/15/06                                                    3,818,125
     7,800,000   B+   Parker Drilling, Debentures, 9.750% due 11/15/06                           7,917,000
     6,025,000   BB-  Santa Fe Energy Resources, Sr. Sub. Debentures,
                         11.000% due 5/15/04                                                     6,544,656
     4,325,000   B    United Meridian Corp., Sr. Sub. Guaranteed Notes,
                         10.375% due 10/15/05                                                    4,681,813
----------------------------------------------------------------------------------------------------------
                                                                                                55,261,657
----------------------------------------------------------------------------------------------------------
 Packaging and Containers -- 0.5%
     2,000,000   B+   Container Corp. of America, Sr. Notes,
                         11.250% due 5/1/04                                                      2,171,380
     1,950,000   B-   Gaylord Container Corp., Sr. Sub. Debentures,
                         12.750% due 5/15/05                                                     2,125,500
----------------------------------------------------------------------------------------------------------
                                                                                                 4,296,880
----------------------------------------------------------------------------------------------------------
 Paper/Forest Products/Printing -- 6.2%
     4,502,000   NR   American Pad & Paper Co., Sr. Sub. Notes,
                         13.000% due 11/15/05                                                    5,244,830
     9,225,000   B+   Asia Pulp & Paper II Maritus Ltd., Sr. Sub. Notes,
                         12.000% due 12/29/49+                                                   8,902,125
    14,875,000   BB   Indah Kiat International Finance Co., Secured Notes,
                         11.875% due 6/15/02                                                    16,176,563
    10,075,000   B+   SD Warren Corp., Sr. Sub. Notes, 12.000% due 12/15/04                     11,158,063
     6,415,000   BB   Tjiwi Kimia Industries, Sr. Guaranteed Notes,
                         13.250% due 8/1/01                                                      7,297,063
----------------------------------------------------------------------------------------------------------
                                                                                                48,778,644
----------------------------------------------------------------------------------------------------------
 Pollution Control/Waste Removal -- 0.8%
     3,925,000   B+   Allied Waste North America, Sr. Sub. Notes,
                         10.250% due 12/1/06+                                                    4,072,188
     2,100,000   B    Envirosource Inc., Sr. Sub. Notes, 9.750% due 6/15/03                      2,021,250
----------------------------------------------------------------------------------------------------------
                                                                                                 6,093,438
----------------------------------------------------------------------------------------------------------
 Real Estate Development/ REITS -- 1.0%
     7,225,000   BB-  Trizec Finance, Sr. Notes, 10.875% due 10/15/05                            7,893,313
----------------------------------------------------------------------------------------------------------
 Retail -- 1.0%
     7,400,000   B+   Barnes and Noble, Sr. Sub. Notes, 11.875% due 1/15/03                      8,029,000
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited) (continued)                  March 31, 1997
--------------------------------------------------------------------------------

      FACE
     AMOUNT    RATING              SECURITY                                                      VALUE
==========================================================================================================
 Telecommunications -- 16.9%
                      Brooks Fiber Properties, Sr. Discount Notes:
   $14,450,000   NR     Step bond to yield 11.565% due 3/1/06                                 $  9,211,873
    18,150,000   NR     Step bond to yield 11.699% due 11/1/06                                  11,026,123
    16,700,000   B3*  Clearnet Communications Inc., Sr. Discount Notes,
                         step bond to yield 13.911% due 12/15/05                                10,855,000
     6,025,000   NR   Colt Telecommunications Units, step bond to yield
                         11.508% due 12/15/06+                                                   3,750,563
     3,000,000   NR   Dobson Communications CP, Sr. Sub. Notes,
                         11.750% due 4/15/07+                                                    2,947,500
     3,950,000   B+   Fonorola Inc., Sr. Secured Notes,
                         12.500% due 8/15/02                                                     4,374,625
    17,025,000   NR   Intelcom Group Inc., Sr. Discount Notes,
                         step bond to yield 12.408% due 5/1/06+                                 10,747,031
    13,500,000   B-   Intermedia Communications of Florida,
                         Sr. Discount Unsecured Notes, step bond to yield
                         12.408% due 5/15/06                                                     8,673,750
     9,750,000   NR   McCaw International Ltd., Sr. Discount Debentures,
                         step bond to yield 13.000% due 4/15/07+                                 4,680,000
     9,000,000   NR   McLeod Inc., Sr. Discount Debentures, step bond to yield
                         10.457% due 3/1/07+                                                     4,972,500
    13,725,000   B-   Millicom International Cellular S.A., Sr. Discount Notes,
                         step bond to yield 13.500% due 6/1/06+                                  9,127,124
    13,750,000   CCC- Nextel Communications, Sr. Discount Notes,
                         step bond to yield 12.704% due 8/15/04                                  9,384,374
     7,550,000   NR   Nextlink Communications, Sr. Notes,
                         12.500% due 4/15/06+                                                    7,568,874
     9,450,000   NR   Pagemart Inc., Sr. Discount Notes, step bond to yield
                         11.335% due 11/1/03                                                     7,619,062
     5,500,000   NR   Pagemart Nationwide, Inc., Sr. Discount Notes,
                         step bond to yield 13.344% due 2/1/05+                                  3,911,710
     2,050,000   B-   Phonetel Technologies, Sr. Notes, 12.000% due 12/15/06                     2,070,500
     3,225,000   B    Pricellular Wireless, Sr. Notes, 10.750% due 11/1/04                       3,233,062
     5,000,000   NR   Qwest Communications, Sr. Notes,
                         10.875% due 4/1/07+                                                     4,987,500
     6,975,000   NR   RSL Communications Ltd., Units,
                         12.250% due 11/15/06+                                                   6,992,437
     9,375,000   B    Teleport Communications Group Inc., Sr. Discount Notes,
                         step bond to yield 11.461% due 7/1/07                                   6,351,563
----------------------------------------------------------------------------------------------------------
                                                                                               132,485,171
----------------------------------------------------------------------------------------------------------
 Tobacco -- 0.7%
     5,075,000   B    Consolidated Cigar Acquisition Corp., Sr. Sub. Notes,
                         10.500% due 3/1/03                                                      5,335,094
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited) (continued)                  March 31, 1997
--------------------------------------------------------------------------------

      FACE
     AMOUNT    RATING              SECURITY                                                      VALUE
==========================================================================================================
 Transportation -- 0.9%
   $ 6,200,000   BB-  Sea Containers Limited, Sr. Sub. Debentures,
                         12.500% due 12/1/04                                                 $   6,820,000
----------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $703,972,575)                                                   714,608,201
==========================================================================================================

      SHARES                       SECURITY                                                       VALUE
==========================================================================================================
PREFERRED STOCKS -- 7.6%
==========================================================================================================
 Banking -- 0.3%
       108,000        California Federal, Series A, Exchangeable 9.125%                          2,673,000
----------------------------------------------------------------------------------------------------------
 Health Care/Pharmaceuticals -- 0.6%
       210,825        Avatex Corp., Series A, Payment-in-kind,
                         Exchangeable $4.20 (Formerly Foxmeyer Health Corp.)                     1,712,958
        29,000        Fresensius Medical Care, Exchangeable 9.000%                               2,842,000
----------------------------------------------------------------------------------------------------------
                                                                                                 4,554,958
----------------------------------------------------------------------------------------------------------
 Publishing -- 4.4%
         1,611        K-III Communications Corp., Series B,
                         Exchangeable 11.625%                                                      176,055
        31,331        Time Warner Inc., Series K, Exchangeable 10.250%                          33,916,695
----------------------------------------------------------------------------------------------------------
                                                                                                34,092,750
----------------------------------------------------------------------------------------------------------
 Telecommunications -- 2.3%
        14,814        PanAmSat Corp., Series A, Exchangeable $12.875                            17,925,169
----------------------------------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCKS
                      (Cost -- $61,647,321)                                                     59,245,877
==========================================================================================================
 CONVERTIBLE PREFERRED STOCK -- 1.2%
==========================================================================================================
 Automobiles/Trucking -- 1.2%
       164,400        Navistar International, Series G, Convertible $6.00
                         (Cost -- $8,828,280)                                                    9,761,250
==========================================================================================================
 COMMON STOCK -- 0.0%
==========================================================================================================
 Communications -- 0.0%
        20,125        Pagemart Nationwide Inc. (Cost -- $0)                                        115,719
==========================================================================================================
 FOREIGN STOCK -- 0.0%
==========================================================================================================
 Metals/Mining -- 0.0%
        81,581        Algoma Steel Inc. (Cost -- $408,277)                                         380,888
==========================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited) (continued)                  March 31, 1997
--------------------------------------------------------------------------------

      SHARES                       SECURITY                                                       VALUE
==========================================================================================================
 WARRANTS -- 0.1%
         4,500        Australis Holdings Ltd., Expires 5/15/00+@                              $        135
        55,110        Clearnet Communications Inc., Expires 9/15/05@                               289,328
        32,800        DeGeorge Financial Corp., Expires 4/1/97@                                        328
        11,959        Nextel Communications, Inc., Expires 12/15/98+@                                  120
         6,575        Nextel Communications, Inc., Expires 4/25/99+@                                    66
        43,470        Pagemart Nationwide Inc., Expires 12/31/03+@                                 119,542
         8,175        SD Warren Corp., Expires 12/5/06+@                                           106,274
         5,700        Wireless One Inc., Expires 10/15/03@                                           5,700
----------------------------------------------------------------------------------------------------------
                      TOTAL WARRANTS
                      (Cost -- $342,066)                                                           521,493
==========================================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $775,198,519**)                                                $784,633,428
==========================================================================================================

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@   Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 13 for definition of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Description of Ratings
--------------------------------------------------------------------------------
All ratings are by Standard & Poor's Ratings Services ("Standard &Poor's") except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B    -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative and and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1,2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa      -- Bonds rated "Baa" are considered to be medium grade obligations;
            that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba       -- Bonds that are rated "Ba" are judged to have speculative elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B        -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa      -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 1997
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $775,198,519)                    $ 784,633,428
  Cash                                                               22,040,193
  Interest receivable                                                16,566,240
  Receivable for securities sold                                      6,564,883
  Receivable from broker -- variation margin                             96,250
-------------------------------------------------------------------------------
  Total Assets                                                      829,900,994
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    6,145,201
  Dividends payable                                                   2,253,037
  Management fees payable                                               813,607
  Accrued expenses                                                      305,358
-------------------------------------------------------------------------------
  Total Liabilities                                                   9,517,203
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 820,383,791
===============================================================================
NET ASSETS:
  Par value of capital shares                                     $      69,858
  Capital paid in excess of par value                               871,919,590
  Undistributed net investment income                                 2,807,059
  Accumulated net realized loss on security
    transactions, futures contracts and options                     (64,815,343)
  Net unrealized appreciation of investments and
    futures contracts                                                10,402,627
-------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.74 a share on 69,858,000 shares
  of $0.001 par value outstanding; 500,000,000 shares authorized) $ 820,383,791
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 1997

INVESTMENT INCOME:
  Interest                                                         $ 42,898,975
  Dividends                                                           3,435,364
-------------------------------------------------------------------------------
  Total Investment Income                                            46,334,339
-------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            4,740,688
  Shareholder communications                                            151,177
  Shareholder and system servicing fees                                  15,386
  Custody                                                                15,062
  Audit and legal                                                        14,923
  Pricing service fees                                                   10,180
  Directors' fees                                                         5,735
  Other                                                                  32,285
-------------------------------------------------------------------------------
  Total Expenses                                                      4,985,436
-------------------------------------------------------------------------------
Net Investment Income                                                41,348,903
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND OPTIONS (NOTES 3, 5 AND 6):
  Realized Gain From:
    Security transactions (excluding short-term securities)           4,155,027
    Futures contracts                                                   944,215
    Options purchased                                                   444,545
-------------------------------------------------------------------------------
  Net Realized Gain                                                   5,543,787
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments
  and Futures Contracts:
    Beginning of period                                              16,669,968
    End of period                                                    10,402,627
-------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                            (6,267,341)
-------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts and Options                 (723,554)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 40,625,349
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 1997 (unaudited) and the Year Ended September 30, 1996

                                                     March 31      September 30
===============================================================================
OPERATIONS:
  Net investment income                            $ 41,348,903    $ 79,771,854
  Net realized gain                                   5,543,787         918,351
  Increase (decrease) in net unrealized
    appreciation                                     (6,267,341)     13,960,981
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations             40,625,349      94,651,186
-------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (38,980,764)    (77,961,528)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                     (38,980,764)    (77,961,528)
-------------------------------------------------------------------------------
Increase in Net Assets                                1,644,585      16,689,658

NET ASSETS:
  Beginning of period                               818,739,206     802,049,548
-------------------------------------------------------------------------------
  End of period*                                   $820,383,791    $818,739,206
===============================================================================
* Includes undistributed net investment
  income of:                                       $  2,807,059    $    438,920
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
    1. SIGNIFICANT ACCOUNTING POLICIES

    The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

    The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $1,162,180 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

    2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

    Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment manager of the Fund. The Fund pays SBMFM a management fee calculated at the annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

    All officers and two Directors of the Fund are employees of Smith Barney Inc., another subsidiary of SBH.

    3. INVESTMENTS

    During the six months ended March 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                          $344,147,197
--------------------------------------------------------------------------------
Sales                                                               329,882,615
===============================================================================

    At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                      $ 46,477,298
Gross unrealized depreciation                                       (37,042,389)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $  9,434,909
===============================================================================

    4. CAPITAL LOSS CARRYFORWARD

    At September 30, 1996, the Fund had, for Federal tax purposes, approximately $69,656,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                                      2003              2004
===============================================================================
Carryforward Amounts                              $31,540,000       $38,116,000
===============================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
    5. FUTURES CONTRACTS

    Initial margin deposits are made upon entering into futures contracts and are recog nized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

    At March 31, 1997, the Fund had the following open futures contracts:

                              # of                   Basis        Market    Unrealized
Futures contracts to sell   Contracts  Expiration    Value         Value       Gain
======================================================================================
U.S. Treasury - Long Bond      616       6/97      $67,014,468  $66,046,750  $967,718
======================================================================================

    6. OPTIONS CONTRACTS

    Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realized a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

    As of March 31, 1997, the Fund had no open purchased call or put option contracts.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
    When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

    During the period ended March 31, 1997, the Fund had not written any call or put options.

    7. REPURCHASE AGREEMENTS

    The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                                            1997(1)         1996       1995      1994(2)(3)
=============================================================================================
Net Asset Value, Beginning of Period         $11.72        $11.48      $11.20      $12.50
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.59          1.14        1.14        1.01*
  Net realized and unrealized gain (loss)     (0.01)         0.22        0.28       (1.30)
---------------------------------------------------------------------------------------------
Total Income (Loss) from Operations            0.58          1.36        1.42       (0.29)
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.56)        (1.12)      (1.12)      (1.01)
  Capital                                      --            --         (0.02)       --
---------------------------------------------------------------------------------------------
Total Distributions                           (0.56)        (1.12)      (1.14)      (1.01)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $11.74        $11.72      $11.48      $11.20
---------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value                        7.16%++      21.07%       9.90%      (7.33)%++
---------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value                     5.06%++      12.86%      13.99%      (2.31)%++
---------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $820,384      $818,739    $802,050    $782,524
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.21%+        1.21%       1.20%       1.15%+*
  Net investment income                       10.02+         9.85       10.02        9.09+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          41%           73%         59%         69%
---------------------------------------------------------------------------------------------
Market Price, End of Period                 $11.750       $11.500     $10.500     $10.625
=============================================================================================

(1) For the six months ended March 31, 1997 (unaudited).
(2) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.
(3) Based on the weighted average shares outstanding for the period.
* The Manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
 Financial Data (unaudited)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                                                         Income       Dividend
                              NYSE         Net Asset    Dividend    Reinvestment
                         Closing Price*      Value        Paid          Price
================================================================================
1995
  January 24                 $10.25         $10.73       $0.096       $10.520
  February 21                 10.75          10.98        0.096        10.979
  March 21                    10.88          11.09        0.096        11.020
  April 25                    10.94          11.26        0.096        11.083
  May 23                      11.00          11.41        0.096        11.005
  June 23                     10.88          11.33        0.096        10.781
  July 28                     10.63          11.51        0.093        10.748
  August 25                   10.75          11.46        0.093        10.769
  September 29                10.50          11.48        0.093        10.844
  October 27                  10.63          11.53        0.093        10.888
  November 24                 10.63          11.48        0.093        10.730
  December 26                 10.50          11.55        0.093        10.751
1996
  January 23                  11.00          11.68        0.093        11.339
  February 20                 11.13          11.85        0.093        11.242
  March 26                    11.13          11.62        0.093        11.135
  April 23                    11.00          11.56        0.093        11.010
  May 28                      10.81          11.62        0.093        10.880
  June 25                     10.69          11.48        0.093        11.020
  July 23                     11.13          11.44        0.093        11.270
  August 27                   11.25          11.47        0.093        11.300
  September 24                11.13          11.61        0.093        11.430
  October 22                  11.38          11.65        0.093        11.375
  November 25                 11.25          11.77        0.093        11.375
  December 23                 11.38          11.84        0.093        11.490
1997
  January 24                  11.63          11.93        0.093        11.872
  February 21                 11.94          12.05        0.093        11.895
  March 20                    11.75          11.82        0.093        11.710
================================================================================
* In December 1995, the valuation date, which is the date that determines the dividend reinvestment price, was changed from payable date to record date.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------
Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc., as plan agent (the "Plan Agent"), in additional shares of its Common Stock (the "Common Shares") as provided below unless a stockholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equiva lent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

The automatic reinvestment of distributions does not relieve participants of any Federal income tax that may be payable on such distributions.

The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 30 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all Shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 9134, Boston, MA 02205-9134.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

--------------------------------------------------------------------------------
     High Income
     -----------
Opportunity Fund Inc.
--------------------------------------------------------------------------------

DIRECTORS
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl, Emeritus

OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Smith Barney Mutual Funds
Management Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is sent to the shareholders of the High Income Opportunity Fund Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

          HIO
         Listed                                High Income Opportunity Fund Inc.
          NYSE                                 388 Greenwich Street
THE NEW YORK STOCK EXCHANGE                    New York, New York 10013

                                               FD0850 5/97